UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300
(Registrant’s telephone number, including area code)
Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

Termination of 4.5% Secured Notes Series UIC-09A Offering

The Company has decided to terminate its offering of up to $100,000 aggregate principal amount of its 4.5% Secured Notes Series UIC-09A due 2015.  Details on such terminated offering are set forth in the prospectus supplement, dated March 1, 2011, to the prospectus dated October 7, 2010.

Termination of 7% Secured Notes Sub-series UIC-10A-1 Offering

The Company has decided to terminate its offering of up to $100,000 aggregate principal amount of its 7% Secured Notes Sub-series UIC-10A-1 due 2021.  Details on such terminated offering are set forth in the prospectus supplement, dated March 8, 2011, to the prospectus dated October 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO
(Registrant)

Date: March 22, 2011                                                                                 /s/ Jason A. Berg
Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer